FINANCIAL INVESTORS TRUST

Vulcan Value Partners Fund
Vulcan Value Partners Small Cap Fund
(each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED OCTOBER 16, 2020 TO THE PROSPECTUS
DATED AUGUST 31, 2020

The Funds no longer charge shareholder short-term redemption fees. Therefore, all references to “redemption fees” in the Prospectus are deleted, and the following changes are effective immediately:

1.	The last sentence of the “SHARE TRANSACTIONS – By Systematic Exchange” of the Funds’ Prospectus is hereby deleted.

2.	The first sentence of the “SHARE TRANSACTIONS – Redemption Payments” of the Funds’ Prospectus is hereby deleted and replaced with the following:

“In all cases, your redemption price is the net asset value per share next determined after your request is received in good order.”

3.	The last sentence of the second paragraph under the section entitled “SHARE TRANSACTIONS – Frequent Purchases and Sales of Fund Shares” of the Funds’ Prospectus is hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE